Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
June 30, 2026 (Unaudited)

U.S. TREASURY SECURITIES - 87.4%		Par		Value
United States Treasury Note/Bond
1.38%, 11/15/2031		$ 16,247,000		$ 14,047,309
2.88%, 05/15/2032		15,091,000		14,026,967
4.13%, 11/15/2032		14,119,000		14,011,177
3.38%, 05/15/2033		14,839,000		14,035,027
4.50%, 11/15/2033		13,861,000		14,019,914
4.38%, 05/15/2034		14,001,000		14,031,901
4.25%, 11/15/2034		14,154,000		14,038,722
4.25%, 05/15/2035		14,192,000		14,049,803
4.00%, 11/15/2035		14,584,000		14,135,086
4.38%, 05/15/2036		14,187,000		14,137,124
TOTAL U.S. TREASURY SECURITIES (Cost $141,302,394)				140,533,030

PURCHASED OPTIONS - 11.7% (a)	Notional Amount	Contracts		Value
Call Options - 11.7% (b)(c)
SPDR S&P 500 ETF Trust, Expiration: 12/18/2026; Exercise Price: $645.01	65,790,437	881		10,584,343
State Street SPDR S&P 500 ETF Trust, Expiration: 06/17/2027; Exercise Price: $720.01	72,287,336	968		8,176,889
TOTAL PURCHASED OPTIONS (Cost $15,302,624)				18,761,232

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.5%		Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (d)		758,793		758,793
TOTAL MONEY MARKET FUNDS (Cost $758,793)				758,793

TOTAL INVESTMENTS - 99.6% (Cost $157,363,811)				160,053,055
Other Assets in Excess of Liabilities - 0.4%			0.00391	628,586
TOTAL NET ASSETS - 100.0%				$ 160,681,641

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify BlackSwan Growth & Treasury Core ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$ –	$ 140,533,030	$ –	$ 140,533,030
Purchased Options	–	18,761,232	–	18,761,232
Money Market Funds	758,793	–	–	758,793
Total Investments	$ 758,793	$ 159,294,262	$ –	$ 160,053,055

Refer to the Schedule of Investments for further disaggregation of investment categories.